UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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the Securities Exchange Act of 1934 (Amendment No. )

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Telephone and Data Systems, Inc.
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EXPLANATORY NOTE

The purpose of this Schedule 14A is to file an investor presentation to be used by Telephone and Data Systems, Inc. (“TDS”) in presentations to ISS and shareholders on and after May 4, 2015.

IMPORTANT INFORMATION:  TDS and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of TDS in connection with the TDS 2015 annual meeting of shareholders.  Information regarding TDS directors and executive officers and other participants that may be soliciting proxies on behalf of the TDS board of directors and their respective interests in TDS by security holdings or otherwise is set forth in TDS’s definitive proxy statement relating to its 2015 annual meeting, as filed with the Securities and Exchange Commission (“SEC”) on April 17, 2015.  The 2015 proxy statement, other solicitation material and other reports that TDS files with the SEC, when available, can be obtained free of charge at the SEC’s web site at www.sec.gov  or from TDS as provided on its website at www.tdsinc.com.  TDS SHAREHOLDERS ARE ADVISED TO READ CAREFULLY THE PROXY STATEMENT AND OTHER SOLICITATION MATERIAL FILED BY TDS IN CONNECTION WITH THE TDS 2015 ANNUAL MEETING OF SHAREHOLDERS BEFORE MAKING ANY VOTING DECISION BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION RELATING TO THE ELECTION OF DIRECTORS OF TDS.

May 1, 2015

TDS Annual Meeting of Shareholders

Safe Harbor Statement

All information set forth in this presentation, except historical and factual information, represents forward-looking statements. This includes all statements about the company's plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: impacts of any pending acquisition and divestiture transactions, including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the overall economy; competition; the access to and pricing of unbundled network elements; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; uncertainty of access to the capital markets; pending and future litigation; changes in income tax rates, laws, regulations or rulings; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of products and services offered by U.S. Cellular and TDS Telecom. Investors are encouraged to consider these and other risks and uncertainties that are discussed in documents furnished to the Securities and Exchange Commission ("SEC").

IMPORTANT INFORMATION: TDS and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of TDS in connection with the TDS 2015 annual meeting of shareholders. Information regarding TDS directors and executive officers and other participants that may be soliciting proxies on behalf of the TDS Board of Directors and their respective interests in TDS by security holdings or otherwise is set forth in TDS's definitive proxy statement relating to its 2015 annual meeting, as filed with the Securities and Exchange Commission ("SEC") on April 17, 2015. The 2015 proxy statement, other solicitation material and other reports that TDS files with the SEC, when available, can be obtained free of charge at the SEC's web site at www.sec.gov or from TDS as provided on its website at www.tdsinc.com. TDS SHAREHOLDERS ARE ADVISED TO READ CAREFULLY THE PROXY STATEMENT AND OTHER SOLICITATION MATERIAL FILED BY TDS IN CONNECTION WITH THE TDS 2015 ANNUAL MEETING OF SHAREHOLDERS BEFORE MAKING ANY VOTING DECISION BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION RELATING TO THE ELECTION OF DIRECTORS OF TDS.

Current TDS director slate ensures continued execution on strategic actions

- TDS is a controlled company, operating in attractive, yet challenging industries.
- The TDS Board believes that:
  - Members have been very active in urging meaningful action and setting strategic priorities for sustainable, profitable future growth
  - There is currently a balance of valuable expertise in telecommunications, retail and consumer marketing, regulatory matters, and complex legal/corporate situations
  - The background and experience of the TDS Board nominees are more significant and more relevant to TDS than the background and experience of the GAMCO nominees
  - A change in Board composition risks disruption in TDS' ability to effect needed change and loss of valuable expertise, in return for new members with no meaningful business or public board experience compared to the TDS Board's nominees

Summary of TDS Nominee Qualifications

- The TDS slate of nominees bring valuable and relevant experience and skills, including:
  - Significant public company board experience, including financial expert status
  - Meaningful experience in companies of many sizes and industries in critical functions such as operations, marketing, finance, M&A
  - Relevant industry experience in telecommunications, retail and cable
  - Two members originally nominated by GAMCO in 2009 to represent minority shareholder views



Clarence A. Davis

Management Experience

- Significant leadership and operational experience in multiple industries, including technology (CEO—Nestor, Inc.), accounting (CFO, COO--American Institute of Certified Public Accountants), manufacturing, media/broadcasting, agriculture

Business Expertise

- Substantial expertise in management, operations, accounting/finance, cost control, fraud investigation and internal controls, sales, M&A/restructuring, investing

Board Experience

- Current or former director of multiple boards, including Gabelli SRI Green Fund and GDL Fund; Nestor, Inc.; Oneida Ltd.; Pennichuck Corp.; Sonesta International Hotels; and BizEquity
- Current or former member of at least six Audit Committees
- Designated financial expert

TDS Board History

- Originally nominated by GAMCO
- TDS director since 2009
- Member, TDS Audit Committee



George W. Off

Management Experience

- Substantial executive management and operational experience for marketing services firm (Co-founder and CEO, Catalina Marketing Corporation) and multinational manufacturer (CEO, Checkpoint Systems)

Business Expertise

- Significant business expertise in marketing, operations, retail customer analytics, retail and marketing technology

Board Experience

- Current or former member of multiple boards, including The Retail Equation, Infinian Mobile Commerce & Analytic Solutions, Catalina Marketing Corporation, Checkpoint Systems

TDS Board History

- TDS director since 1997
- Identified by executive search firm
- Chair, TDS Audit Committee
- Member, TDS Compensation Committee



Mitchell H. Saranow

Management Experience

- Significant leadership experience in manufacturing (Founder--Fluid Management, SureTint Technologies), cable (Co-founder, Mid-Atlantic CATV), food service distribution (CFS Continental), corporate finance (Warburg, Paribas, Becker), and consulting (Co-CEO, Navigant Consulting)
- Independent financial advisor to companies in multiple industries

Business Expertise

- Successful business founder and innovator
- Substantial expertise in strategic planning, operations, accounting, budgeting, financial reporting and controls, acquisitions, investing, legal

Board Experience

- Current or former member of five public boards and their audit committees
- Public board experience includes Navigant Consulting, Telular Corporation, North American Scientific, Lawson Products
- Designated financial expert

TDS Board History

- TDS director since 2004
- Member, TDS Audit Committee
- TDS Nominating and Governance Committee



Gary L. Sugarman

Management Experience

- More than 25 years of management experience, including traditional telcos (Co-founder and CEO, Mid-Maine Communications; various operating roles at Rochester Telephone Company, now known as Frontier), network infrastructure providers (Exec. Chairman, Veroxity Technology Partners), financial technology (Exec. Chairman, FXecosystem), and technology venture funds and banks (Founder, Richfield Capital Partners/Richfield Associates)

Business Expertise

- Significant business expertise in many aspects of the telecommunications industry, including M&A, operations, infrastructure, finance and investing

Board Experience

- Current board member of OTELCO and LICT. Former member of multiple telecommunications and technology boards, including PrairieWave Communications, Veroxity Technology Partners, Interlakes Cable, and FXecosystem

TDS Board History

- Originally nominated by GAMCO
- TDS director since 2009
- Member, TDS Compensation Committee

TDS Board Philosophy and Highlights

Board Structure

The TDS Board seeks to optimize performance by assembling a diverse group of directors with significant experience and expertise in a broad array of industries relevant to its businesses and across multiple business disciplines. It is expected that all Board members meaningfully contribute and consider different perspectives.

Well-Functioning Board of Directors

- Engaged Board, taking decisive action
- Board discussions are open, frank and objective
- Independent directors meet in executive and private sessions regularly
- Independents engage special counsel as necessary

Structured Refreshment Process

- The Corporate Governance and Nominating Committee develops list of desired skills, backgrounds, and characteristics for potential new board members. In its annual board assessment, the full board provides feedback on that list and also considers its composition and contributions of its members.
- In connection with the nominations of directors for election, the Corporate Governance and Nominating Committee and the full TDS Board consider the tenure, qualifications and expertise of all of the incumbent directors, and discuss expertise that may be needed in the future.
- As a result of this process, in 2014 David A. Wittwer, 54, was added to the TDS Board, replacing Donald C. Nebergall, 86, who was honored with Director Emeritus status for his years of service to the Company. Mr. Wittwer, President and CEO of TDS Telecom, brings considerable expertise in telecommunications, cable and hosted and managed services. The Board also believes, as part of its succession planning activities, that Mr. Wittwer would benefit greatly from Board service.

TDS Board – Active Engagement Driving Improving Performance

- The TDS Board rigorously reviews and assesses performance of all company businesses
- The TDS Board has overseen execution of TDS Capital Allocation Strategy designed to:
  - Invest in our business to improve returns
    - Oversight of cable and HMS growth initiatives
  - Pursue strategic initiatives consistent with long-term strategies
  - Return value to shareholders through dividends and share repurchases



Annual Dividends Per TDS Share
(41 consecutive years of dividend increases)



Shares Repurchased
Millions
0
1
2
3
4
5
6
7
8
TDS
USM
2007
2008
2009
2010
2011
2012
2013
2014
2015

TDS Board – Active Engagement Driving Improving Performance at U.S. Cellular

U.S. Cellular

Investments and strategic initiatives have generated improving performance at U.S. Cellular:

- To focus on core suburban and rural markets, divested Chicago/St. Louis markets; paid $5.75 per share dividend in 2013
- To drive subscriber growth, launched iPhone and introduced new "best value in wireless" pricing strategy – returned to positive postpaid subscriber growth in 2014
- New billing system implemented and providing new capabilities
- 4G/LTE network now covers 94% of customers, providing excellent customer experience
- To generate cash for spectrum and other corporate purposes, the Company entered into agreements to monetize non-core assets, including spectrum exchanges for licenses and cash of over $500 million and the sale of 595 towers for $159 million

TDS Board – Active Engagement Driving Improving Performance at U.S. Cellular

U.S. Cellular

- Company expects enhanced competitive position and improved operating efficiencies will drive revenue growth and improved profitability in 2015



Net Postpaid Additions (Losses)
(in thousands)
120
100
80
60
40
20
0
-20
-40
-60
-80
-100
-120
(71)
(93)
(26)
52
98
9
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15

(as of 5/1/15) ($ in millions)	2015 Estimates	2014 Actual	% Change(1)
Total operating revenues	$4,000 - $4,200	$3,893	5%
Operating cash flow(2)	$400 - $500	$338	33%
Adjusted EBITDA(2)	$580 - $680	$480	31%
Capital expenditures	$600	$558	8%

(1) From the midpoint of 2015 estimates
(2) Non-GAAP reconciliation in back of presentation

TDS Board – Active Engagement Driving Improving Performance at TDS Telecom

Investments and strategic initiatives have generated improving performance at TDS Telecom:

- To address the wireline segment's secular decline, the Company has identified and entered into adjacent lines of business that leverage core capabilities and provide future growth and enhanced returns
  - Acquired and integrated two sizable cable/broadband companies
  - Acquired and integrated five Hosted and Managed Services companies – portfolio of end-to-end IT solutions for mid-market customers
- Aggressively deploying fiber to 25% of ILEC markets
- Successful cost control to offset loss of high-margin wholesale and regulatory revenue

TDS Board – Active Engagement Driving Improving Performance at TDS Telecom

- Strategic investments and aggressive cost control have strengthened and diversified revenue growth and improved profitability at TDS Telecom:



Expanding Into New Segments
(revenues in millions)
$1,200
$1,000
$800
$600
$400
$200
$0
2010
2011
2012
2013
2014
HMS
Cable
Wireline



Improved Wireline Profitability
(operating income in millions)
$30
$25
$20
$15
$10
$5
$0
Q1
Q2
Q3
Q4
2013
2014

Corporate governance highlights

- Established Technology Advisory Group and Board Technology Education Program to enhance knowledge of rapidly-changing technological advances in telecommunications, including cyber security and information privacy
- Initiated corporate governance outreach program to enhance communications and provide opportunities for dialogue
- To more closely align pay and performance, and better support the goal of increasing shareholder value, the TDS Compensation Committee continues to revise the bonus structure and long-term incentive plan
- The TDS audit practices continue to earn the highest possible rating from ISS

Business Review

Our mission

To provide outstanding communications services to our customers and
meet the needs of our shareholders,
our people, and our communities.

Diversified Communications Company

- Two principal business units
  - U.S. Cellular (84%-owned) - wireless; 92% of retail customers are postpaid (NYSE:USM)
  - TDS Telecom (wholly owned) - broadband, TV and voice; hosted and managed services
- 6 million customers nationwide
- Fortune® 1000 member (#504)
- Controlled company with focus on long-term value creation
- Conservative financing strategy

Operations



Telephone and Data Systems headquarters, Chicago
U.S. Cellular operations
Wireline operations
HMS operations
Datacenter
Sales Office
Datacenter and Sales Office
Cable operations

Capital structure

- Since the IPO in 1981 until 2012, the Series A Common Shares have had 10 votes per share and the Common Shares have had one vote per share.
- In 2012, shareholders approved a recapitalization, and the aggregate voting power of the Series A Common Shares was capped at 56.7%. ISS recommended shareholder approval of this recapitalization.
- TDS has clearly and consistently disclosed the different classes of stock and voting rights in its SEC filings.

Transparent and Balanced Capital Allocation Strategy

- Balanced capital allocation strategy
  - Invest in the business (M&A) - 75% of available resources
  - Return value to shareholders - 25% of available resources
    - 41 consecutive years of dividend increases
- $250 million TDS stock repurchase program, of which $201 million remains
- Will continue to evaluate monetization of non-strategic assets
  - Spectrum

Strong Financial Foundation
No short term debt maturities

TDS 7%	$	300 M
TDS 6.625%		116 M
TDS 5.875%		195 M
TDS 6.875%		225 M
USM 6.7%		544 M
USM 6.95%		342 M
USM 7.25%		275 M
		$ 2 B



In millions
$700
$600
$500
$400
$300
$200
$100
$-
5.875% - TDS - Retail (TDA)
6.875% - TDS - Retail (TDE)
6.7% - USM - Institutional
7.25% - USM - Retail (UZB)
6.625% - TDS - Retail (TDI)
7.0% - TDS - Retail (TDJ)
6.95% - USM - Retail (UZA)
2015
2017
2019
2021
2023
2025
2027
2029
2031
2033
2035
2037
2039
2041
2043
2045
2047
2049
2051
2053
2055
2057
2059
2061
2063

Call options on most company debt securities give the company the flexibility to repay or refinance its debt as conditions warrant.

Liquidity

Liquidity available to TDS as of March 31, 2015 ($ in millions)	
Cash and cash equivalents	$635
Available credit facilities	682
Term loan facility	225
Total	$1,542

Other actual or potential sources of liquidity
Non-strategic spectrum
3,955 owned towers (if monetized)
5.5% ownership in Verizon Los Angeles wireless market (if monetized)

U.S. Cellular®

Positioning U.S. Cellular for success

- Postpaid subscriber growth in 2014
  - Stabilized billing system; improving speed to market for new plans and product offerings and increasing operational efficiencies
  - Expanded Equipment Installment Plan offerings to meet customers' needs
  - Introduced "Best Value In Wireless " pricing
- Best device portfolio in our history
  - Launched all iconic Samsung and Apple devices
  - Growing portfolio of tablets and connected devices
- Over 94% of postpaid customers have access to 4G/LTE
- Continue to monetize non-strategic assets to support investment in the business

Strategic priorities for 2015

- Drive subscriber growth
- Increase revenue through subscriber growth, smartphone adoption and data monetization
- Reduce unit costs
- Increase margin
- Maintain network quality while managing investment levels

Differentiate through our value proposition


Best-in-Class Network
Data Products & Services
Membership
Local

Drive subscriber growth

- Increase gross additions with high-quality network, strong device portfolio, higher penetration of connected devices, product and pricing initiatives, win-back programs
- Reduce churn through device portfolio, including Apple devices, membership experience, customer lifecycle management
- Evolve and expand Equipment Installment Plan offerings
- Enhance and expand distribution

Drive revenue growth

- Grow subscriber base
- Increase smartphone penetration
- Launch new products and services that increase usage of data network
  - Connected devices
  - Connected home
- Continue penetration of Shared Connect plans and increase number of devices per account
- Build existing and new product revenue streams
  - Device protection plans
  - Device activation fees
  - Accessory sales
- Monetize growth in data traffic to drive revenue and ARPA growth

Focus on margin improvement

- Manage subsidies
  - Continued aggressive adoption of EIPs
  - Offer attractive lower-cost devices, including used devices
- Manage upgrade cycle
- Manage costs
  - Focused on reducing unit costs
- Leverage revenue growth and LOE/cost reduction to drive margin improvement in 2015 and beyond

Smartphone sales and penetration*



Smartphones Sold
(% of handsets sold)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15



Smartphones Customers
(% of postpaid handsets)
68%
66%
64%
62%
60%
58%
56%
54%
52%
50%
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15

Postpaid service revenue



Average Revenue Per User
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
$57.59
$56.82
$56.37
$56.51
$54.87
Q1 '14
Q2 '14
Q3' 14
Q4 '14
Q1 '15



Average Revenue Per Account
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
$132.03
$131.95
$132.99
$136.13
$134.94
Q1 '14
Q2' 14
Q3 '14
Q4 '14
Q1 '15

	Q1 '14	Q2 '14	Q3 '14	Q4 '14	Q1 '15
Service Plan Discounts	$0.00	$0.11	$1.32	$3.04	$4.50

	Q1 '14	Q2 '14	Q3 '14	Q4 '14	Q1 '15
Service Plan Discounts	$0.00	$0.25	$3.12	$7.32	$11.06

TDS Telecom

2014 accomplishments

- Wireline
  - Fiber/IPTV results encouraging, TDS TV in 18 markets
  - 43 out of 44 broadband stimulus projects completed
  - Cost reductions drove profitability improvement
- Cable
  - Broadband penetration increasing
  - Integration of acquisitions proceeding smoothly
  - Realizing synergies
- Hosted and Managed Services
  - Integrated companies into OneNeck IT Solutions

Strategic priorities for 2015

- Wireline
  - Continue targeted fiber deployment; build penetration in existing markets
  - Continue to grow IP-based products and services that leverage high speed data network
- Cable
  - Improve residential and commercial broadband customer penetrations
  - Leverage wireline capabilities to create additional synergies
- Hosted and Managed Services
  - Execute on its strategy and increase growth rate of recurring revenues and profitability

Broadband speeds, IPTV driving wireline residential revenue growth

ILEC Residential Customers by Broadband Speeds

	3/31/15	3/31/14
> 5 Mb	83%	79%
> 10 Mb	42%	36%
> 25 Mb	12%	7%

Wireline Residential Average Revenue Per Connection

3/31/15	3/31/14
$42.32	$40.79

IPTV Connections

	3/31/15	3/31/14
IPTV	25,600	15,900

Cable Acquisitions Support Profitable Growth

- Natural extension to existing businesses
- ARPU growth potential in bundling, high-margin data, add-on services
- Operating synergies through existing platform, technologies, and expertise
- Significant SMB commercial growth potential in underserved markets
- Provides high-capacity pipe into the home
- Attractive competitive landscape and market demographics

(as of 3/31/15)	Industry Penetration	Combined Cable Penetration
Video	40%	34%
Broadband	42%	35%
Voice	22%	15%

Growing Hosted and Managed Services

- Comprehensive suite of IT outsourcing services aimed at mid-market companies
- Sales force has end-to-end IT services to cross sell and drive recurring revenues

Cloud & Hosting Solutions	Managed Services	Enterprise Resource Planning (ERP) Application Management	Professional Services	IT Hardware	Data Centers
Cloud Servers	Managed Applications	Oracle®	IT Assessments	Cisco®	Eden Prairie, MN
Private Clouds	Managed Databases	Microsoft®	Design	EMC™	Fitchburg, WI
Hybrid Clouds	Managed Networks	Infor™	Migrations & Implementations	HP®	Des Moines, IA
Cloud Storage	Managed Servers		IT Roadmaps & Planning	VMware®	Cedar Falls, IA
Desktops in the Cloud (DaaS)	End User Support		Technology Consulting	Citrix®	Gilbert, AZ
Colocation	Disaster Recovery as a Service (DRaaS)			F5®	Tempe, AZ
	Security & Compliance			NetApp®	Somerset, NJ
	Communication & Collaboration				Englewood, CO (under construction)

Current TDS director slate ensures continued execution on strategic actions

- TDS is a controlled company undergoing significant change
- The TDS Board believes that:
  - Members have been very active in urging meaningful action and setting strategic priorities for sustainable, profitable future growth
  - The background and experience of the TDS Board nominees are more significant and more relevant to TDS than the background and experience of the GAMCO nominees
  - There is currently a balance of valuable expertise in telecommunications, retail and consumer marketing, regulatory matters, and complex legal/corporate situations
  - A change in Board composition risks disruption in TDS' ability to effect needed change and loss of valuable expertise, in return for new members with no meaningful business or public board experience compared to the TDS Board's nominees

Appendix

Operating Cash Flow and Adjusted EBITDA Reconciliation

	2015 Estimated Results (1)	2014 Actual Results
	U.S. Cellular	U.S. Cellular
(Dollars in millions)		
Net income (loss) (GAAP)	**N/A**	**($47)**
Add back:		
Income tax expense (benefit)	N/A	($12)
Income (loss) before income taxes (GAAP)	**$140-$240**	**($59)**
Add back:		
Interest expense	$80	$57
Depreciation, amortization and accretion expense	$580	$606
EBITDA	$800-$900	$605
Add back:		
Loss on impairment		
(Gain) loss on sale of business and other exit costs, net	($110)	($33)
(Gain) loss on license sales and exchanges, net	($125)	($113)
(Gain) loss on assets disposals, net	$15	$21
Adjusted EBITDA (2)	$580-$680	$480
Deduct:		
Equity in earnings of unconsolidated entities	($130)	($130)
Interest and dividend income	($50)	($12)
Operating cash flow (2)(3)	$400-$500	$338

(l) In providing 2015 Estimated Results, U.S. Cellular has not completed the above reconciliation to net income because it does not provide guidance for income taxes. U.S. Cellular believes that the impact of income taxes cannot be reasonably predicted; therefore, the company is unable to provide such guidance. Accordingly, a reconciliation to net income is not available without unreasonable effort.

(2) Operating cash flow is defined as net income, adjusted for the items set forth in the reconciliation above. Adjusted EBITDA is defined as net income, adjusted for the items set forth in the reconciliation above. Operating cash flow and Adjusted EBITDA exclude these items in order to show operating results on a more comparable basis from period to period. From time to time, U.S. Cellular may exclude other items from Operating cash flow and/or Adjusted EBITDA if such items help reflect operating results on a more comparable basis. U.S. Cellular does not intend to imply that any such items that are excluded are non-recurring, infrequent or unusual; such items may occur in the future. Operating cash flow and Adjusted EBITDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States ("GAAP") and should not be considered as alternatives to net income as indicators of the company's operating performance or as alternatives to cash flows from operating activities, determined in accordance with GAAP, as indicators of cash flows or as measures of liquidity. U.S. Cellular believes Operating cash flow and Adjusted EBITDA are useful measures of U.S. Cellular's operating results before signihcant recurring non-cash charges, gains and losses, and other items as indicated above.

(3) A reconciliation of Operating cash flow (Non-GAAP) to operating income (GAAP) for March 31, 2015 actual results can be found on the company's website at investors.tdsinc.com.

TDS™